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                                  EXHIBIT 23.1

         Consent of Arthur Andersen LLP, Independent Public Accountants






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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (Form S-8) of our report dated March 20, 1998 included in Coldwater Creek Inc.'s Form 10-K for the fiscal year ended February 28, 1998.

                                                 /s/ ARTHUR ANDERSEN LLP

Boise, Idaho
July 29, 1998